Barclays Energy Distribution Day August 15, 2013 1 MRC Global Inc. // Barclays Energy Distribution Day August 15, 2013 Exhibit 99.1

Barclays Energy Distribution Day
August 15, 2013
2
2
This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as
amended, and Section 27A of the Securities Act, as amended, including, for example, statements about the Company’s business strategy, its industry, its future profitability, growth in the Company’s various markets, and the Company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions.  These forward-looking statements are not guarantees of future performance.  These statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements. For a discussion of key risk factors, please see the risk factors disclosed in the Company’s annual report on Form 10-K for the year ended December 31, 2012 and the registration statement (including a prospectus and prospectus supplement) for the offering to which this communication relates, which are available on the SEC’s website at www.sec.gov and on the Company’s website,
www.mrcglobal.com.
Undue reliance should not be placed on the Company’s forward-looking statements.  Although forward-looking statements reflect the
Company’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause our actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements.  The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise.
Statement Regarding Use of Non-GAAP Measures:
The Non-GAAP financial measures contained in this presentation (EBITDA, Adjusted EBITDA, Adjusted Gross Profit and variations thereof)
are not measures of financial performance calculated in accordance with GAAP and should not be considered as alternatives to net income
(loss) or any other performance measure derived in accordance with GAAP or as alternatives to cash flows from operating activities as a measure of our liquidity. They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with
GAAP, or as alternative measures of liquidity.  Management believes that certain non-GAAP financial measures provide a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide financial statement users meaningful comparisons between current and prior year period results.  They are also used as a metric to determine certain components of performance-based compensation.  The adjustments and Adjusted EBITDA are based on currently available information and certain adjustments that we believe are reasonable and are presented as an aid in understanding our operating results. They are not necessarily indicative of future results of operations that may be obtained by the Company.
Forward Looking Statements and Non-GAAP Disclaimer

Barclays Energy Distribution Day
August 15, 2013
3
By the Numbers Industry Sectors Product Categories Business Model
2013E
Sales
Guidance
Midpoint
$5.2 B
Upstream Line Pipe / OCTG
Locations 400+
Countries 44+
Midstream Valves
Customers 18,000+
Suppliers 18,000+
Downstream/
Industrial
Fittings / Flanges
SKU’s 175,000+
Company Snapshot
MRO
72%
Projects
28%
U.S.
75%
Canada
14%
Europe / Asia Pacific
11%
MRC is the largest global distributor of pipe, valves and fittings (PVF) to the energy industry
1. Percentage of sales for the six months ended June 30, 2013
2. MRO revenue generated from broad based contracts covering both ongoing capital and operating needs of customers.

Barclays Energy Distribution Day
August 15, 2013

By Geography
By Product Line
Transmission
17%
By Industry Sector
MRC Revenue Diversification
Production
Infrastructure,
Materials &
Supplies
35%
Note: Percentage of sales for the six months ended June 30, 2013.
Drilling &
Completion
Tubulars
9%
Chemical
5%
Refining
7%
Other/
Industrial
16%
Gas Utility
11%
Canada
14%
Europe/
Asia
Pacific
11%
Western
US
25%
Gulf Coast
26%
Eastern
US
24%
OCTG
9%
Line Pipe
19%
Valves
29%
Fittings &
Flanges
22%
Other
21%

Barclays Energy Distribution Day
August 15, 2013

Benefits of MRC
• Supplier Registration / Preferred Supplier List
• Global footprint
• Integrated  IT procurement systems
Integrated Supply Chain Services
• Inventory Consignment / Just-in-Time Delivery
• Customized IT Solutions
• Warehouse Management
• Technical Assistance / Product Recommendation
• Cost Savings and Efficiencies
• Logistics Management
Why Customers Choose Distribution & MRC
Generating savings and efficiencies for our customers
while enabling them to focus on their core competencies
PVF is low cost
relative to overall
cost of maintenance
or project spend so
service is integral

Barclays Energy Distribution Day August 15, 2013 6 MRC plays a critical role in the complex, technical, global energy supply chain Long-Term Customer & Supplier Relationships CUSTOMERS SUPPLIERS

Barclays Energy Distribution Day
August 15, 2013

Where Our Customers Need Us To Be
Leading industrial distributor of PVF globally to the energy and industrials sectors
Houston, TX Edmonton, AB Bradford, UK Singapore Perth, AU
North America International
Branches U.S. = 145+
Canada = 45+
50+
Distribution Centers
U.S.= 8
Canada = 1
U.K. = 1
Singapore = 1
Australia = 2
Netherlands = 1
Valve Automation Centers
U.S. =12
Canada = 1
12
Pipe Yards
U.S. = 95+
Canada = 25+
10

Barclays Energy Distribution Day
August 15, 2013

Strategic Objectives
• 2012: Global Shell valve contract
• 2013: Global Celanese PVF contract
• More expected
• Lowered OCTG as a percentage of
inventory / sales
• Focus on valve and valve automation
• Strengthen offerings in stainless and
alloy PFF
• Add product lines to complete global PVF offerings
• 2012: Production Specialty Services
• 2013: Flow Control Products, Permian Basin –
Valve & valve automation
• NAWAH – Iraqi alliance
• Service customers where they spend – currently an
international focus
• Target Accounts: develop the “next 75” customers
• Top 25 customers represent 49% of revenue
1
All Other
-
18,000+ customers
Targeted Growth Accounts
Top 1 - 25
Customer Mix
- Revenue
~2/3 of sales are under contract
95% renewal rate since 2000
1. Percentage of sales for the six months ended June 30, 2013
.
27%
24%
49%
Organic Growth
Growth from Mergers & Acquisitions
Execute Global Preferred
Supplier Contracts
Rebalance Product Mix to
Higher Margin Items

Barclays Energy Distribution Day
August 15, 2013

End Market Opportunities
Aging Infrastructure & New Legislation
Driving Pipeline Replacement
4
Global E&P Spending
1. Percentage of sales for the six months ended June 30, 2013
2. Source: Barclays 2013 E&P Spending Outlook Mid Year Update.
3. Source: Industrial Info Resources: June 2013
4. Source: Pipeline Safety and Hazardous Materials Administration, Wall Street Journal, for Top 10 states by pipeline mileage
Global Petroleum Refining &
Chemical Processing Spend
MRC Revenue Mix by End Market
$-
$200
$400
$600
$800
$1,000
2011A 2012A 2013E 2014E 2015E
United States
Canada
Outside North America
$-
$50
$100
$150
$200
$250
$300
$350
$400
2010A 2011A 2012A 2013E 2014E 2015E
United States Canada Outside North America
Upstream
44%
Downstream
28%
Midstream
28%
Built after
1970
37%
Built
before
1970
63%
2
3
1

Barclays Energy Distribution Day
August 15, 2013

Today
10 – 15 Years Ago Next 1 to 5 Years
Changing PVF Energy Distribution Landscape
Consolidating energy industry benefits global players
Decentralized
Procurement
•
PVF purchasing
    handled locally
•
Separate contracts by

product class
Centralized
Procurement
•
Purchasing more
consolidated
•
Contracts by end segment
•
Contracts cover PVF
•
Customers align with
     suppliers with size/scale
Global
Procurement
•
Global upstream /
midstream / downstream
PVF contracts

Barclays Energy Distribution Day
August 15, 2013

Note:  Reflects reported revenues for the year of acquisition
M&A - Track Record of Strategic Acquisitions
Acquisition Priorities
• Branch platforms/infrastructure for North American shale plays
• Global valve and valve automation
• Global stainless/alloys
• International branch platform for “super majors” E&P spend

Barclays Energy Distribution Day August 15, 2013 12 Financial Overview

Barclays Energy Distribution Day
August 15, 2013

Financial Metrics
Sales Adjusted Gross Profit and % Margin
Adjusted EBITDA and % Margin
8.5%
($ in millions, except per share data)
Y-o-Y
Growth
28% 24% (4%)
Y-o-Y
Growth
61% 29% (14%)
Longer term revenue growth and improving profitability
Y-o-Y
Growth
27% 15% (7%)
Diluted EPS
Y-o-Y
Growth
NM 259% 43%
Six months
ended June 30
17.2% 17.6% 19.0% 20%
19%
18.8% 19.9%
$1,040
$3,846
$4,832
$5,571
$5,100
$2,813
$2,573
2010 2011 2012 2013
Guidance
2012 2013
Six months
ended June 30
$5,300
$663
$850
$1,058
$988
$530
$512
2010 2011 2012 2013
Guidance
2012 2013
Six months
ended June 30
$224
$360
$463
$385
$239
$203
2010 2011 2012 2013
Guidance
2012 2013
$415
$(0.61)
$0.34
$1.22
$1.65
$0.75
$0.88
2010 2011 2012 2013
Guidance
2012 2013
$ 1.85
Six months
ended June 30
5.8% 7.5% 8.3% 7.8%
7.5%
8.5% 7.9% 5.8% 7.5% 8.3% 7.8%
7.5%
8.5% 7.9%

Barclays Energy Distribution Day
August 15, 2013

Balance Sheet Metrics
Total Debt Capital Structure
Cash Flow from Operations
Net Leverage
($ in millions)
Strong balance sheet and cash flow
June 30, 2013
Cash and Cash Equivalents $ 38
Total Debt (including current portion):
Term Loan B due 2019, net of discount 640
Global ABL Facility due 2017 439
Other 6
Total Debt $ 1,084
Total Equity 1,261
Total Capitalization $ 2,345
Six months
ended June 30
$1,360
$1,527
$1,257
$1,084
2010 2011 2012 June -13
$113
$(103)
$240
$250
$(47)
$182
2010 2011 2012 2013
Guidance
2012 2013
$280
8.7 x
5.2 x
2.6x
2.45x
2010 2011 2012 June -13

Barclays Energy Distribution Day
August 15, 2013

Drivers
• Growth in global energy
consumption drives capital
investment
• Infrastructure to support
transmission and distribution of
energy
• Increase in downstream energy
conversion businesses to produce
end products
Revenue Growth 10-12%
Adjusted Gross Profit Margin 20%
Adjusted EBITDA Margin 10%
Leverage 2.0 – 3.0x
Targets (through cycle)
Investment Thesis Summary
• Organic
• Acquisitions 2-3%
8-9%

Barclays Energy Distribution Day August 15, 2013 16 Appendix

Barclays Energy Distribution Day
August 15, 2013

Six months ended
June 30
December 31
($ in millions) 2013 2012 2012 2011 2010
Net income (loss) $ 90.0 $ 68.9 $ 118.0 $ 29.0 $ (51.8)
Income tax expense (benefit) 44.2 37.5 63.7 26.8 (23.4)
Interest expense 30.5 64.4 112.5 136.8 139.6
(Decrease) increase in LIFO reserve (15.6) 18.5 (24.1) 73.7 74.6
Write off of debt issuance costs - 1.7 1.7 9.5 -
Loss (gain) on early extinguishment of debt - 11.4 114.0 - -
Depreciation and amortization 11.2 8.6 18.6 17.0 16.6
Amortization of intangibles 26.0 24.8 49.5 50.7 53.9
Change in fair value of derivative instruments (2.4) (0.9) (2.2) (7.0) 4.9
Equity based compensation expense 4.6 3.6 8.5 8.4 3.7
Foreign currency losses (gains) 13.4 1.5 (0.8) (0.6) 0.3
Inventory write-down - - - - 0.4
M&A transaction & integration expenses - - - 0.5 1.4
Pension settlement - - 4.4 - -
Legal and consulting expenses - - (1.2) 9.9 4.2
Joint venture termination - - - 1.7 -
Provision for uncollectible accounts - - - 0.4 (2.0)
Severance and related costs - - - 1.1 3.2
Franchise taxes - - - 0.4 0.7
Closed locations - - - - (0.7)
Other expenses 0.8 (1.2) 0.6 2.2 (1.4)
Adjusted EBITDA $ 202.7 $ 238.8 $ 463.2 $ 360.5 $ 224.2
Adjusted EBITDA Reconciliation

Barclays Energy Distribution Day
August 15, 2013

Six months
ended June 30
December 31
($ in millions) 2013 2012 2012 2011 2010
Gross Profit $ 490.5 $ 478.2 $ 1,013.7 $ 708.2 $ 518.1
Depreciation and amortization 11.2 8.6 18.6 17.0 16.6
Amortization of intangibles 26.0 24.8 49.5 50.7 53.9
(Decrease) increase in LIFO reserve (15.6) 18.5 (24.1) 73.7 74.6
Adjusted Gross Profit $ 512.1 $ 530.1 $ 1,057.7 $ 849.6 $ 663.2
Adjusted Gross Profit GAAP Reconciliation